Exhibit 99.1

            Move, Inc. Reports Second Quarter 2007 Results

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Aug. 2, 2007--Move, Inc. (NASDAQ: MOVE) reported financial results for the second quarter ended June 30, 2007. Total revenue for the second quarter was $73.6 million compared to $73.9 million in the second quarter of 2006.

    "Clearly the residential real estate market is going through a challenging period," said Mike Long, Move's chief executive officer. "We are the market leader and have the financial strength to adapt and expand our lead in the category. As the most visited and the most comprehensive online real estate network, we are well positioned to help both consumers and real estate professionals weather current conditions and emerge stronger."

    Net loss applicable to common stockholders for the second quarter of 2007 was $3.5 million, or $0.02 per share, compared to net income of $1.4 million, or $0.01 per share, for the second quarter of 2006.

    Move's EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the second quarter of 2007 was $6.9 million, compared to $4.7 million for the second quarter of 2006. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

    "Since joining Move 60 days ago, our agenda has been simplifying and focusing the Company's strategy and prioritizing the order of execution for our strategic imperatives," said Lorna Borenstein, Move's president. "Our first priority is to improve and optimize the real estate search experience for our over 9 million(1) monthly consumers."

    CONFERENCE CALL

    As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Thursday, August 2, 2007, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, President, Lorna Borenstein and Chief Financial Officer, Lew Belote, will discuss the Company's second quarter 2007 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will be available from 5:00 p.m. PDT (8:00 p.m. EDT) until midnight on August 9, 2007 at 888-286-8010, conference ID 64110879. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended June 30, 2007 is expected to be filed with the Securities and Exchange Commission on, or before, August 6, 2007.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. We have also presented a non-GAAP table of our Segment Data for the three and six months ended June 30, 2007 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

    This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT MOVE, INC.

    Move, Inc. (NASDAQ: MOVE), the leading online network of web sites for real estate search, finance, moving and home enthusiasts, is the essential resource for consumers seeking the information and connections they need before, during and after a move. Move, Inc. operates Move.com (http://www.move.com), a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com(R) (http://www.realtor.com), the official Web site of the National Association of REALTORS(R) offering more than 3 million homes for sale; Welcome Wagon(R) (http://www.welcomewagon.com), the expert in providing new neighbors with comprehensive information about businesses and professionals in their new communities; Moving.com; SeniorHousingNet(TM); TOP PRODUCER(R) Systems; FactoryBuiltHousing.com; and Home Plans. Move, Inc. is based in Westlake Village, California and employs more than 1600 people throughout North America. For more information: http://www.move.com.

    (1) comScore Media Metrix, monthly average April - June, 2007



                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)

                            Three Months Ended     Six Months Ended
                                 June 30,              June 30,
                           --------------------- ---------------------
                              2007       2006       2007       2006
                           ----------- --------- ----------- ---------
                                (unaudited)           (unaudited)
Revenue                    $   73,626  $ 73,891  $  144,656  $142,870
Cost of revenue (1)            15,299    16,447      29,997    32,853
                            ----------  --------  ----------  --------
Gross profit                   58,327    57,444     114,659   110,017
                            ----------  --------  ----------  --------

Operating expenses: (1)
   Sales and marketing         27,626    28,312      55,520    53,653
   Product and web site
    development                 9,324     8,793      18,146    17,148
   General and
    administrative             25,097    19,378      45,804    40,354
   Amortization of
    intangible assets             505       589       1,003     1,336
                            ----------  --------  ----------  --------
Total operating expenses       62,552    57,072     120,473   112,491
                            ----------  --------  ----------  --------
Income (loss) from
 operations                    (4,225)      372      (5,814)   (2,474)

Interest income, net            2,503     1,794       4,816     3,409
Other income (expense), net      (371)      431         384       503
                            ----------  --------  ----------  --------
   Net income (loss) before
    income taxes               (2,093)    2,597        (614)    1,438

   Provision for income
    taxes                         169        --         253        --
                            ----------  --------  ----------  --------

   Net Income (loss)           (2,262)    2,597        (867)    1,438

   Convertible preferred
    stock dividends and
    related accretion          (1,241)   (1,181)     (2,473)   (2,355)
                            ----------  --------  ----------  --------
   Net income (loss)
    applicable to common
    stockholders           $   (3,503) $  1,416  $   (3,340) $   (917)
                            ==========  ========  ==========  ========

Net income (loss) per
 common share:
Basic net income (loss)
 applicable to common
 stockholders              $    (0.02) $   0.01  $    (0.02) $  (0.01)
                            ==========  ========  ==========  ========
Diluted net income (loss)
 applicable to common
 stockholders              $    (0.02) $   0.01  $    (0.02) $  (0.01)
                            ==========  ========  ==========  ========

Shares used to calculate
 basic and diluted per
 share amounts
     Basic                    154,885   150,769     154,614   149,865
                            ==========  ========  ==========  ========
     Diluted                  154,885   165,127     154,614   149,865
                            ==========  ========  ==========  ========


(1) Includes stock-based
 compensation as follows:

     Cost of revenue       $       33  $     29  $       77  $    158
     Sales and marketing          347       302         833       791
     Product and web site
      development                 292       340         567       839
     General and
      administrative            7,148     1,878      11,762     4,131
                            ----------  --------  ----------  --------
                           $    7,820  $  2,549  $   13,239  $  5,919
                            ==========  ========  ==========  ========




                              MOVE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

  INCOME (LOSS) FROM OPERATIONS EXCLUDING CERTAIN NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY STOCK-BASED COMPENSATION AND CHARGES,
                    DEPRECIATION, AND AMORTIZATION
                               (EBITDA)
                            (in thousands)

                                  Three Months Ended Six Months Ended
                                       June 30,           June 30,
                                  ------------------ -----------------
                                      2007     2006     2007     2006
                                  --------- -------- -------- --------
                                     (unaudited)        (unaudited)
Income (loss) from operations      $(4,225) $   372  $(5,814) $(2,474)

Plus:
  Stock-based charges                  136     (174)     284      (33)
  Amortization of intangible
   assets                              505      589    1,003    1,336
  Depreciation                       2,681    2,571    5,328    5,015
  Stock-based compensation           7,820    2,549   13,239    5,919
  Non-recurring refund of
   insurance premium                    --   (1,184)      --   (1,184)
                                    -------  -------  -------  -------
EBITDA                             $ 6,917  $ 4,723  $14,040  $ 8,579
                                    =======  =======  =======  =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
                            (in thousands)

                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                 2007      2006      2007      2006
                               --------- --------- --------- ---------
Revenue:                           (unaudited)         (unaudited)
  Real Estate Services         $ 54,750  $ 52,099  $108,273  $101,348
  Consumer Media                 18,876    21,792    36,383    41,522
                                --------  --------  --------  --------
    Total revenue              $ 73,626  $ 73,891  $144,656  $142,870
                                ========  ========  ========  ========

Operating income (loss) (1)
  Real Estate Services         $ 13,805  $ 11,379  $ 27,034  $ 22,976
  Consumer Media                 (2,384)      323    (5,163)   (1,254)
  Unallocated                   (15,646)  (11,330)  (27,685)  (24,196)
                                --------  --------  --------  --------
    Income (loss) from
     operations                $ (4,225) $    372  $ (5,814) $ (2,474)
                                ========  ========  ========  ========


(1) Includes stock-based
 compensation as follows:

    Real Estate Services       $  2,030  $  1,068  $  4,108  $  2,348
    Consumer Media                  707       321     1,383       945
    Unallocated                   5,083     1,160     7,748     2,626
                                --------  --------  --------  --------
                               $  7,820  $  2,549  $ 13,239  $  5,919
                                ========  ========  ========  ========




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                  Three months ended
                                    June 30, 2007
                ------------------------------------------------------
                                     (unaudited)
                 Real
                 Estate   Consumer               Stock-based
                Services   Media    Unallocated  Compensation   Total

Revenue        $  54,750 $18,876   $      -     $     -       $73,626
Cost of Revenue    8,463   6,168        635          33        15,299
                -------------------------------  ------------  -------
Gross Profit      46,287  12,708       (635)        (33)       58,327

Sales and
 marketing        17,003   8,752      1,524         347        27,626
Product and web
 site
 development       6,931   1,831        270         292         9,324
General and
 administrative    6,518   3,802      7,629       7,148        25,097
Amortization of
 intangibles           -       -        505           -           505
                --------  --------  -----------  ------------  -------
Total operating
 expenses         30,452  14,385      9,928       7,787        62,552
                --------  --------  -----------  ------------  -------

Income (loss)
 from
 operations    $  15,835 $(1,677)  $(10,563)    $(7,820)      $(4,225)
                ========  ========  ===========  ============  =======



                                  Three months ended
                                    June 30, 2006
                ------------------------------------------------------
                                     (unaudited)
                 Real
                 Estate   Consumer               Stock-based
                Services   Media    Unallocated  Compensation   Total

Revenue        $  52,099 $21,792   $      -     $     -       $73,891
Cost of Revenue    8,449   7,063        906          29        16,447
                -------- --------- ------------  ------------  -------
Gross Profit      43,650  14,729       (906)        (29)       57,444

Sales and
 marketing        17,875   9,272        863         302        28,312
Product and web
 site
 development       6,283   1,173        997         340         8,793
General and
 administrative    7,045   3,640      6,815       1,878        19,378
Amortization of
 intangibles           -       -        589           -           589
                --------  --------  -----------  ------------  -------
Total operating
 expenses         31,203  14,085      9,264       2,520        57,072
                --------  --------  -----------  ------------  -------

Income (loss)
 from
 operations    $  12,447 $   644   $(10,170)    $(2,549)      $   372
                ========  ========  ===========  ============  =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                   Six months ended
                                    June 30, 2007
                ------------------------------------------------------
                                     (unaudited)
                 Real
                 Estate   Consumer               Stock-based
                Services   Media    Unallocated  Compensation  Total

Revenue        $ 108,273 $36,383   $      -     $      -     $144,656
Cost of Revenue   16,698  12,026      1,196           77       29,997
                -------------------------------  ------------ --------
Gross Profit      91,575  24,357     (1,196)         (77)     114,659

Sales and
 marketing        34,837  17,430      2,420          833       55,520
Product and web
 site
 development      13,458   3,348        773          567       18,146
General and
 administrative   12,138   7,359     14,545       11,762       45,804
Amortization of
 intangibles           -       -      1,003            -        1,003
                --------  --------  -----------  ------------ --------
Total operating
 expenses         60,433  28,137     18,741       13,162      120,473
                --------  --------  -----------  ------------ --------

Income (loss)
 from
 operations    $  31,142 $(3,780)  $(19,937)    $(13,239)    $ (5,814)
                ========  ========  ===========  ============ ========



                                   Six months ended
                                    June 30, 2006
                ------------------------------------------------------
                                     (unaudited)
                 Real
                 Estate   Consumer               Stock-based
                Services   Media    Unallocated  Compensation  Total

Revenue        $ 101,348 $41,522   $      -     $      -     $142,870
Cost of Revenue   16,043  14,759      1,893          158       32,853
                -------------------------------  ------------ --------
Gross Profit      85,305  26,763     (1,893)        (158)     110,017

Sales and
 marketing        33,914  17,591      1,357          791       53,653
Product and web
 site
 development      11,905   2,132      2,272          839       17,148
General and
 administrative   14,162   7,349     14,712        4,131       40,354
Amortization of
 intangibles           -       -      1,336            -        1,336
                --------  --------  -----------  ------------ --------
Total operating
 expenses         59,981  27,072     19,677        5,761      112,491
                --------  --------  -----------  ------------ --------

Income (loss)
 from
 operations    $  25,324 $  (309)  $(21,570)    $ (5,919)    $ (2,474)
                ========  ========  ===========  ============ ========




                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                                    Six Months Ended
                                                         June 30,
                                                   -------------------
                                                     2007      2006
                                                   --------- ---------
Cash flows from operating activities:                  (unaudited)
Net income (loss)                                  $   (867) $  1,438
Adjustments to reconcile net income (loss) to net
 cash provided by (used in) continuing operating
 activities:
   Depreciation                                       5,328     5,015
   Amortization of intangible assets                  1,003     1,336
   Gain on sales of property and equipment             (336)       --
   Provision for doubtful accounts                      556       540
   Stock-based compensation and charges              13,523     5,886
   Change in market value of embedded derivative
    liability                                           (98)       --
   Other non-cash items                                 (14)     (315)
Changes in operating assets and liabilities:
   Accounts receivable                                1,739    (1,842)
   Other assets                                      (3,002)   (2,380)
   Accounts payable and accrued expenses              2,096   (16,995)
   Deferred revenue                                  (1,457)   11,941
                                                    --------  --------
     Net cash provided by operating activities       18,471     4,624
                                                    --------  --------

Cash flows from investing activities:
Purchases of property and equipment                 (12,601)   (6,854)
Proceeds from the surrender of life insurance
 policy                                               5,200        --
Proceeds from sale of marketable equity securities   15,743        --
Proceeds from sale of property and equipment            336        --
Purchases of intangible assets                         (418)       --
Maturities of short-term investments                 36,350    16,950
Purchases of short-term investments                 (43,475)  (10,050)
Acquisitions, net                                        --    (9,572)
                                                    --------  --------
     Net cash provided by (used in) investing
      activities                                      1,135    (9,526)
                                                    --------  --------

Cash flows from financing activities:
Proceeds from exercise of stock options               2,708     4,816
Restricted cash                                         993       855
Payments on capital lease obligations                  (935)   (1,374)
                                                    --------  --------
     Net cash provided by financing activities        2,766     4,297
                                                    --------  --------

Change in cash and cash equivalents                  22,372      (605)

Cash and cash equivalents, beginning of period       14,873    13,272
                                                    --------  --------
Cash and cash equivalents, end of period           $ 37,245  $ 12,667
                                                    ========  ========




                              MOVE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                              June 30,    December 31,
                                                2007          2006
                                           ------------- -------------
ASSETS                                      (unaudited)
Current assets:
   Cash and cash equivalents               $    37,245   $     14,873
   Short-term investments                      150,100        142,975
   Accounts receivable, net                     15,984         18,279
   Other current assets                         16,214         34,468
                                            -----------   ------------
     Total current assets                      219,543        210,595

Property and equipment, net                     36,739         29,245
Goodwill, net                                   23,877         23,877
Intangible assets, net                          16,130         16,715
Restricted cash                                  3,286          4,279
Other assets                                     1,413          1,238
                                            -----------   ------------
     Total assets                          $   300,988   $    285,949
                                            ===========   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                        $     5,963   $      4,904
   Accrued expenses                             28,086         26,738
   Obligation under capital leases               1,971          1,904
   Deferred revenue                             48,659         50,075
                                            -----------   ------------
     Total current liabilities                  84,679         83,621

Obligation under capital leases                  1,165          2,167
Other liabilities                                2,403          2,497
                                            -----------   ------------
     Total liabilities                          88,247         88,285
                                            -----------   ------------

Series B convertible preferred stock            98,685         96,212

Stockholders' equity:
   Series A convertible preferred stock              -              -
   Common stock                                    155            154
   Additional paid-in capital                2,085,134      2,069,399
   Accumulated other comprehensive income          533            326
   Accumulated deficit                      (1,971,766)    (1,968,427)
                                            -----------   ------------
   Total stockholders' equity                  114,056        101,452
                                            -----------   ------------

     Total liabilities and stockholders'
      equity                               $   300,988   $    285,949
                                            ===========   ============

    CONTACT: Move, Inc.
             Mollie O'Brien, Investor Relations
             805-557-3846
             investorrelations@move.com